Supplement to the
Fidelity's New York Municipal Money Market Funds
March 31, 2005
Prospectus

Effective August 15, 2005, Spartan New York Municipal Money Market Fund will be renamed Fidelity New York AMT Tax-Free Money Market Fund. All references to Spartan New York Municipal Money Market Fund throughout this prospectus should be replaced with Fidelity New York AMT Tax-Free Money Market Fund.

Shareholder Meeting. On or about February 15, 2006, a meeting of the shareholders of Fidelity® New York Municipal Money Market Fund and Fidelity New York AMT Tax-Free Money Market Fund will be held to elect the Board of Trustees. Shareholders of record on December 19, 2005 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198, to request a free copy of the proxy statement.

Effective August 15, 2005 changes have been made to the initial purchase and balance minimums for Fidelity New York AMT Tax-Free Money Market Fund. An updated Minimums table is included in this supplement.

The following information replaces similar information found in the "Buying and Selling Shares" section on page 13.

Minimums
Initial Purchase
For NY Muni Money Market	$5,000
For NY AMT Tax-Free Money Market	$25,000
Subsequent Purchase
For NY Muni Money Market	$250
Through regular investment plans	$100
For NY AMT Tax-Free Money Market	$1,000
Through regular investment plans	$500
Balance
For NY Muni Money Market	$2,000
For NY AMT Tax-Free Money Market	$10,000

The following information replaces similar information found in the "Buying and Selling Shares" section under the heading "Selling Shares" on page 15.

  If you are selling some but not all of your New York Municipal Money Market shares, keep your fund balance above $2,000 to keep your fund position open, except fund positions not subject to balance minimums. If you are selling some but not all of your New York AMT Tax-Free Money Market shares, keep your fund balance above $10,000 to keep your fund position open, except fund positions not subject to balance minimums.

NYS-05-03 December 19, 2005
1.475779.123

The following information replaces similar information found in the "Features and Policies" section on page 18.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 for New York Municipal Money Market or $10,000 for New York AMT Tax-Free Money Market, for any reason, including solely due to declines in NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.